LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.

        SUPPLEMENT DATED MAY 1, 2000 TO THE PROSPECTUS DATED MAY 1, 2000

     This supplement describes certain changes to the Prospectus for the Lincoln National Social Awareness Fund, Inc. ("the Fund"). The effective date of this change is May 1, 2000. The second and third paragraphs of the section titled "Investment Adviser and portfolio manager" on page SA-4 are replaced in their entirety with the following:

     Vantage is responsible for the day-to-day management of the fund's securities investments. Vantage, founded in 1979, is a U.S. domestic equity manager with over $9 billion in assets under management. Vantage began managing the Fund in 1988. Vantage's quantitative portfolio management team has primary responsibility for the day-to-day management of the Fund. Vantage's investment team makes all recommendations and decisions regarding the purchase and sale of individual securities.